SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 15, 2003
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                      Beach First National Bancshares, Inc.
                      -------------------------------------
                            (Exact name of registrant
                          as specified in its charter)



  South Carolina                      33-95562                   58-1030117
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(State or other                     (Commission               (I.R.S. Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)




              1550 Oak Street, Myrtle Beach, South Carolina  29577
              ----------------------------------------------------
              (Address of principal executive offices)   (Zip Code)




       Registrant's telephone number, including area code: (843) 626-2265
                                                           --------------




                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)



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Item 9. Regulation FD Disclosure.
On April 15, 2003, Beach First National Bancshares, Inc., holding company for Beach First National Bank, issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.
Pursuant to interim guidance issued by the Securities and Exchange Commission relating to Item 12 filing requirements, the Company has furnished the information required by Item 12 under Item 9 herein.



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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BEACH FIRST NATIONAL BANCSHARES, INC.



                              By:      /s/ Walter E. Standish, III.
                                 -----------------------------------------
                              Name:   Walter E. Standish, III
                              Title:  President & Chief Executive Officer

Dated: April 22, 2003


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


                                 Exhibit Index

Exhibit Number                 Description

99.1          Earnings Press Release for the quarter ended March 31, 2003






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